                                                                   Exhibit 1.1



                        THE ESTEE LAUDER COMPANIES INC.

                             Class A Common Stock

                          (par value $.01 per share)

                            -----------------------

                            Underwriting Agreement

                                (U.S. Version)

                            -----------------------


                                                           February __, 1997



Goldman, Sachs & Co.,
Dillon, Read & Co. Inc.,
Merrill Lynch, Pierce, Fenner & Smith
               Incorporated,
J.P. Morgan Securities Inc.
As representatives of the several
  Underwriters named in Schedule I hereto
c/o Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004

Ladies and Gentlemen:

         Certain stockholders of The Estee Lauder Companies Inc., a Delaware corporation (the "Company"), named in Schedule II hereto (the "Selling Stockholders") propose, subject to the terms and conditions stated herein, to sell to the Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of 4,532,000 shares of Class A Common Stock, par value $.01 per share ("Stock"), of the Company, and the Company proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters at their election up to an aggregate of 679,800 shares of Stock. The 4,532,000 shares to be sold by the Selling Stockholders are herein called the "Firm Shares," and the 679,800 additional shares to be sold by the Company are herein called the "Optional Shares". The Firm Shares and the Optional Shares that the Underwriters elect to purchase pursuant to Section 2 hereof are herein collectively called the "Shares".

         It is understood and agreed to by all parties that the Company and the Selling Stockholders are concurrently entering into an agreement (the

"International Underwriting Agreement") providing for the sale by the Selling Stockholders and, with respect to the overallotment option thereunder, the Company of up to a total of 1,302,950 shares of Stock (the "International Shares"), including the overallotment option thereunder, through arrangements with certain underwriters outside the United States (the "International Underwriters") for whom Goldman Sachs International, Dillon Read & Co. Inc., Merrill Lynch International and J.P. Morgan Securities Ltd. are acting as lead managers. Anything herein or therein to the contrary notwithstanding, the respective closings under this Agreement and the International Underwriting Agreement are hereby expressly made conditional on one another. The Underwriters hereunder and the International Underwriters are simultaneously entering into an

Agreement between U.S. and International Underwriting Syndicates (the "Agreement between Syndicates") which provides, among other things, for the transfer of shares of Stock between the two syndicates. Two forms of prospectus are to be used in connection with the offering and sale of shares of Stock contemplated by the foregoing, one relating to the Shares hereunder and the other relating to the International Shares. The latter form of prospectus will be identical to the former except for certain substitute pages as included in the registration statement and amendments thereto as mentioned below. Except as used in Sections 2, 3, 4, 9 and 11 herein, and except as the context may otherwise require, references hereinafter to the Shares shall include all the shares of Stock which may be sold pursuant to either this Agreement or the International Underwriting Agreement, and references herein to any prospectus whether in preliminary or final form, and whether as amended or supplemented, shall include both the U.S. and the international versions thereof.

         1.     (a)   The Company represents and warrants to, and agrees with,
each of the Underwriters that:

                (i) A registration statement on Form S-3 (File No. 333-20521) (the "Initial Registration Statement") in respect of the Shares has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto, but including all documents incorporated by reference in the prospectus contained therein, to you for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective upon filing, no other document with respect to the Initial Registration Statement or document incorporated by reference therein has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act, is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including (i) the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective and (ii) the documents incorporated by reference in the prospectus contained in the registration statement at the time such part of the registration statement became effective, each as amended at the time such part of the registration statement became effective, are hereinafter collectively called the "Registration Statement"; and such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the "Prospectus"); any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of

         1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Initial Registration Statement that is incorporated by reference in the Registration Statement.

                (ii) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

                (iii) The documents incorporated by reference in the Prospectus,

         when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

                (iv) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and the Registration Statement and any amendment thereto do not and will not, as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and the Prospectus does not, and as amended or supplemented will not, as of the applicable filing date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

                (v) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole, in each case, otherwise than as set forth or contemplated in the Prospectus;

                (vi) The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries or such as do not and would not, individually or in the aggregate, have a material adverse effect on the business, prospects, operations, financial condition or results of operations of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect"); and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries or such as do not and would not, individually or in the aggregate, have a Material Adverse Effect;

                (vii) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where failure to be so qualified would not have a Material Adverse Effect; and each subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, except where failure to be in such good standing would not have a Material Adverse Effect;

                (viii) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and conform to the description of the Stock contained in the Prospectus; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and (except for directors' qualifying shares and as disclosed in the Prospectus) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

                (ix) The unissued Optional Shares to be issued and sold by the Company to the Underwriters hereunder and to the International Underwriters under the International Underwriting Agreement have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable and will conform to the description of the Stock contained in the Prospectus;

                (x) The issue and sale of the Optional Shares to be sold by the Company hereunder and under the International Underwriting Agreement and the compliance by the Company with all of the provisions of this Agreement, the International Underwriting Agreement and the Custody Agreement (as defined below) and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, except for foreign and state securities and Blue Sky laws, and except for breaches, violations or defaults (other than any relating to the Certificate of Incorporation or By-laws of the Company) that would not, individually or in the aggregate, have a Material Adverse Effect or in the aggregate impair the Company's ability to consummate the transactions herein contemplated; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, the International Underwriting Agreement and the Custody Agreement, except the registration under the Act of the Shares, the registration under the Exchange Act of the Stock and such consents, approvals, authorizations, registrations or qualifications as may be required under state or foreign securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters and the International Underwriters;

                (xi) Neither the Company nor any of Estee Lauder Inc., Aramis Inc., Clinique Laboratories, Inc., Estee Lauder International, Inc., Estee Lauder Cosmetics Ltd., Clinique Laboratories K.K., Estee Lauder K.K., Estee Lauder N.V. and Estee Lauder A.G. Lachen (each, a "Principal Subsidiary" and collectively, the "Principal Subsidiaries") is in violation of its Certificate of Incorporation or By-laws and neither the Company nor any of its subsidiaries is in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, which default would have a Material Adverse Effect;

                (xii) The statements set forth in the Prospectus under the caption "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the Stock, and under the caption "Certain Relationships and Related Transactions" set forth in the Company's proxy statement dated September 30, 1996 and incorporated by reference into the Company's Annual Report on Form 10-K for the year ended June 30, 1996, insofar as they purport to summarize the provisions of the laws, documents and transactions referred to therein for purposes of complying with the requirements of Form S-3, are accurate and correct in all material respects;

                (xiii) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect; and, to the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                (xiv) There are no contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not so described or filed;

                (xv) Each of the Company and its subsidiaries owns or has rights to adequate foreign and domestic patents, patent licenses, trademarks, service marks, trade names, inventions, copyrights and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) (collectively, the "Intellectual Property") necessary to carry on their respective businesses as of the date hereof, and neither the Company nor any of its subsidiaries is aware that it would interfere with, infringe upon or otherwise come into conflict with any Intellectual Property rights of third parties as a result of the operation of the business of the Company or any subsidiary as of the date hereof that, individually or in the aggregate, if subject to an unfavorable decision, ruling or finding would have a Material Adverse Effect;

                (xvi) Except as disclosed in the Prospectus, there are no holders of securities (debt or equity) of the Company or any of its subsidiaries, or holders of rights (including, without limitation, preemptive rights), warrants or options to obtain securities of the Company or any of its subsidiaries, who have the right to request the Company or any of its subsidiaries to register securities held by them under the Act;

                (xvii) The Company is not and, after giving effect to the offering and sale of the Shares, will not be an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"); and

                (xviii) Arthur Andersen & Co. LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

         (b) Each of the Selling Stockholders severally and not jointly represents and warrants to, and agrees with, each of the Underwriters and the Company that:

                (i) With respect to each of the LAL 4000 Trust, the LAL 4001 Trust, the L and G Trust, the RSL 4200 Trust and the WPL 3800 Trust only, such Selling Stockholder has been duly created, is validly existing as a trust under the laws of the Jurisdiction of its organization, has the power and authority to own its property and to conduct its business and has been duly qualified for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

                (ii) With respect to the Ronald S. Lauder Foundation only, such Selling Stockholder has been duly incorporated, is validly existing as a not-for-profit corporation under the laws of the State of New York, has the power and authority to own its property and to conduct its business and has been duly qualified for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

                (iii) No consent, approval, authorization or order of any court or governmental agency or body is required to be obtained by such Selling Stockholder for the execution and delivery by such Selling Stockholder of this Agreement, the International Underwriting Agreement, the Custody Agreement (and, if such Selling Stockholder's name on Schedule II hereto is followed by an asterisk, the Power of Attorney hereinafter referred to) and for the sale and delivery by such Selling Stockholder of the Firm Shares to be sold by such Selling Stockholder hereunder and under the International Underwriting

         Agreement, except such as have been obtained, the registration of the sale of such Firm Shares under the Act, the registration under the Exchange Act of the Stock, and such as may be required under foreign and state securities and Blue Sky Laws; and such Selling Stockholder has full right, power and authority to enter into this Agreement, the International Underwriting Agreement, the Custody Agreement (and, if such Selling Stockholder's name on Schedule II hereto is followed by an asterisk, the Power of Attorney) and to sell, assign, transfer and deliver the Firm Shares to be sold by such Selling Stockholder hereunder and under the International Underwriting Agreement (subject to the Custody Agreement, the Power of Attorney, if applicable, the Company's Restated Certificate of Incorporation and the Stockholders' Agreement, dated November 22, 1995, as amended, among certain Lauder Family Members (as defined in the Registration Statement));

                (iv) The sale of the Firm Shares to be sold by such Selling Stockholder hereunder and under the International Underwriting Agreement and the compliance by such Selling Stockholder with all of the obligations of such Selling Stockholder under this Agreement, the International Underwriting Agreement, the Custody Agreement (and, if such Selling Stockholder's name on Schedule II hereto is followed by an asterisk, the Power of Attorney) and the consummation by such Selling Stockholder of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default (A) in the case of each of the LAL 4000 Trust, the LAL 4001 Trust, the L and G Trust, the RSL 4200 Trust, the WPL 3800 Trust and The Ronald S. Lauder Foundation only, the constitutive documents of such Selling Stockholder, or (B) under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound, or to which any of the property or assets of such Selling Stockholder is subject, nor will such action result in any violation of the provisions of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Stockholder or the property of such Selling Stockholder, except that such Selling Stockholder makes no representation under this paragraph as to the registration or filing requirements or disclosure provisions of the securities laws of the United States or the securities or Blue Sky laws of any other jurisdiction;

                (v) Such Selling Stockholder has, and immediately prior to First Time of Delivery (as defined in Section 4 hereof) of such Firm Shares by such Selling Stockholder, such Selling Stockholder will have, good and valid title to the Firm Shares to be sold by such Selling Stockholder hereunder and under the International Underwriting Agreement, free and clear of all liens, encumbrances, equities or claims; and, upon delivery of the Firm Shares to be sold by such Selling Stockholder hereunder and under the International Underwriting Agreement and payment therefor pursuant hereto and thereto, good and valid title to such Firm Shares, free and clear of all liens, encumbrances, equities or claims, will be transferred by such Selling Stockholder to the several Underwriters or the International Underwriters, as the case may be;

                (vi) During the period beginning from the date hereof and continuing to and including the date 90 days after the date of the Prospectus, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder or under the International Underwriting Agreement, any securities of the Company that are substantially similar to the Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities (other than dispositions among Lauder Family Members who are stockholders of the Company (other than The Lauder Foundation) and Morgan Guaranty Trust Company of New York or pursuant to employee stock option plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement, provided that this provision shall continue to apply with respect to the securities received upon such conversion or exchange) without your prior written consent;

                (vii) Such Selling Stockholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

                (viii) To the extent that any statements or omissions made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder expressly for use therein, such Preliminary Prospectus and the Registration Statement did, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus, when they become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

                (ix) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, such Selling Stockholder will deliver to you prior to or at the First Time of Delivery of Shares by such Selling Stockholder a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof);

                (x) Such Selling Stockholder has duly executed and delivered a custody agreement appointing the Company, as custodian, (the

         "Custodian"), for the Firm Shares being sold by such Selling Stockholder (the "Custody Agreement") and certificates in negotiable form representing all of the Firm Shares to be sold by such Selling Stockholder hereunder and under the International Underwriting Agreement have been deposited with and are being held by the Company, as Custodian. If such Selling Stockholder's name on Schedule II hereto is followed by an asterisk, such Selling Stockholder has duly executed and delivered a Power of Attorney in the form heretofore furnished to you (the "Power of Attorney"), appointing the person(s) indicated in
         Schedule II hereto as such Selling Stockholder's attorney(s)-in-fact (the "Attorney in Fact") with authority to authorize the delivery of the Firm Shares to be sold by such Selling Stockholder hereunder and otherwise to act on behalf of such Selling Stockholder in connection with the transactions contemplated by this Agreement and the

         International Underwriting Agreement to the extent set forth in the Power of Attorney; and;

               (xi) The Firm Shares represented by the certificates held in custody for such Selling Stockholder under the Custody Agreement are subject to the interests of the Underwriters hereunder and the International Underwriters under the International Underwriting Agreement; the arrangements made by such Selling Stockholder for such custody, and the appointment by such Selling Stockholder of the Attorneys-in-Fact by the Power of Attorney, are to that extent irrevocable; the obligations of the Selling Stockholder hereunder shall not be terminated by operation of law, whether by the death or incapacity of such Selling Stockholder if an individual or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership or corporation, by the dissolution of such partnership or corporation, or by the occurrence of any other event; if any individual Selling Stockholder or any such executor or trustee should die or become incapacitated, or if any such estate or trust should be terminated, or if any such partnership or corporation should be dissolved, or if any other such event should occur, before the delivery of the Firm Shares hereunder, certificates representing the Firm Shares shall be delivered by or on behalf of such Selling Stockholder in accordance with the terms and conditions of this Agreement, the International Underwriting Agreement and the Custody Agreement; and actions taken by the Attorneys-in-Fact pursuant to the Power of Attorney shall be as valid as if such death, incapacity, termination, dissolution or other event had not occurred, regardless of whether or not the Custodian, the Attorneys-in-Fact, or any of them, shall have received notice of such death, incapacity, termination, dissolution or other event.

         2. Subject to the terms and conditions herein set forth, (a) each of the Selling Stockholders agree, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from each of the Selling Stockholders, at a purchase price per share of $_________, the number of Firm Shares (to be adjusted by you so as to eliminate fractional shares) determined by multiplying the aggregate number of Firm Shares to be sold by each of the Selling Stockholders as set forth opposite their respective names in Schedule II hereto by a fraction, the numerator of which is the aggregate number of Firm Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the aggregate number of Firm Shares to be purchased by all of the Underwriters from all of the Selling Stockholders hereunder and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the purchase price per share set forth in clause (a) of this Section 2, that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction the numerator of which is the maximum number of Optional Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Shares that all of the Underwriters are entitled to purchase hereunder.

         The Company hereby grants to the Underwriters the right to purchase at their election up to 769,800 Optional Shares, at the purchase price per share set forth in the paragraph above, for the sole purpose of covering overallotments in the sale of the Firm Shares. Any such election to purchase Optional Shares may be exercised only by written notice from you to the Company, given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless you and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

         3. Upon the authorization by you of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus.

         4 (a) The Shares to be purchased by each Underwriter hereunder in definitive form, and in such authorized denominations and registered in such names as Goldman, Sachs & Co. may request upon at least forty-eight hours' prior notice to the Company shall be delivered by or on behalf of the Company and the Selling Stockholders to Goldman, Sachs & Co., through the facilities of the Depository Trust Company ("DTC"), for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer, payable to the order of the Company and each of the Selling Stockholders, as their interests may appear, in Federal (same day) funds. The Company will cause the certificates representing the Shares to be made available for checking and packaging at least twenty-four hours prior to each Time of Delivery with respect thereto at the office of Goldman, Sachs & Co. or DTC or its designated custodian, as the case may be (the "Designated Office"). The time and date of such delivery and payment shall be (i) with respect to the Firm Shares, 9:30 a.m., New York City time, on __________, 1997 or such other time and date as Goldman, Sachs & Co. and the Selling Stockholders may agree upon in writing, and (ii) with respect to the Optional Shares, 9:30 a.m., New York City time, on the date specified by Goldman, Sachs & Co. in the written notice given by Goldman, Sachs & Co. of the Underwriters' election to purchase such Optional Shares, or such other time and date as Goldman, Sachs & Co. and the Company may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the "First Time of Delivery", such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery".

         (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the Shares and any additional documents requested by the Underwriters pursuant to Section 7(k) hereof, will be delivered at the offices of Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, New York 10153 (the "Closing Location"), and the Shares will be delivered at the Designated Office, all at each Time of Delivery. A meeting will be held at the Closing Location at 2:00 p.m., New York City time, on the New York Business Day next preceding each Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

         5.     The Company agrees with each of the Underwriters:

         (a) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus prior to the last

Time of Delivery which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or Prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or Prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

         (b) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

         (c) Promptly from time to time to take such action as you may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process, or take any action that would subject the Company to any tax, in any jurisdiction;

         (d) Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to use its best efforts to furnish the Underwriters with copies of the Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Shares and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act, to notify you and upon your request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

         (e) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule
158);

         (f) During the period beginning from the date hereof and continuing to and including the date 90 days after the date of the Prospectus, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder and under the International Underwriting Agreement, any securities of the Company that are substantially similar to the Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities (other than pursuant to employee stock option plans and employment agreements, in each case, existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement), or to file any registration statement with the Commission under the Act relating to any such securities without your prior written consent;

         (g) To make available to its stockholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, to make available to its stockholders as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;

         (h) During a period of five years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to stockholders, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission);


         (i) To use the net proceeds received by it from the sale of the Optional Shares pursuant to this Agreement and the International Underwriting Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds"; and

         (j) To use its best efforts to list, subject to notice of issuance, the Shares on the New York Stock Exchange (the "Exchange").

         6. The Company and each of the Selling Stockholders covenant and agree with one another and with the several Underwriters that (a) the Company and each Selling Stockholder will pay or cause to be paid a pro rata share (based on the number of Shares to be sold by the Company and such Selling Stockholders hereunder) of the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the International Underwriting Agreement, the Agreement between Syndicates, the Selling Agreements, the Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5(c) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey; and (iv) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Shares; and (b) the Company will pay or cause to be paid: (i) the cost of preparing stock certificates; (ii) the cost and charges of any transfer agent or registrar; (iii) all expenses and taxes incident to the sale and delivery of the Shares to be sold by the Company to the Underwriters hereunder; (iv) all fees and expenses in connection with listing the Optional Shares on the Exchange; and (v) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 6; and (c) such Selling Stockholder will pay or cause to be paid all costs and expenses incident to the performance of such Selling Stockholder's obligations hereunder which are not otherwise specifically provided for in this Section 6, including (i) any fees and expenses of counsel for such Selling Stockholder, (ii) such Selling Stockholder's pro rata share of the fees and expenses of the Attorney-in-Fact, and (iii) all expenses and taxes incident to the sale and delivery of the Shares to be sold by such Selling Stockholder to the Underwriters hereunder. In connection with clause (iii) of each of the preceding sentence and the second preceding sentence, Goldman, Sachs & Co. agrees to pay New York State stock transfer tax, and each of the Selling Stockholders and the Company, respectively, agrees to reimburse Goldman, Sachs & Co. for associated carrying costs if such tax payment is not rebated on the day of payment and for any portion of such tax payment not rebated. It is understood, however, that, except as provided in this Section 6, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make.

         7. The obligations of the Underwriters hereunder, as to the Shares to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and the Selling Stockholders herein are, at and as of such Time of Delivery, true and correct, the condition that the Company and the Selling Stockholders shall have performed all of its and their obligations hereunder theretofore to be performed, and the following additional conditions:

         (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 p.m., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

         (b) Fried, Frank, Harris, Shriver & Jacobson, counsel for the Underwriters, shall have furnished to you such opinion or opinions (a draft of each such opinion is attached as Annex

II(a) hereto), dated such Time of Delivery, with respect to the matters covered in paragraphs (i), (ii), (vi), (x) (including with respect to the caption "Underwriting") and (xiii) of subsection (c) below as well as such other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

         (c) Weil, Gotshal & Manges, LLP counsel for the Company, shall have furnished to you their written opinion (a draft of such opinion is attached as Annex II(b) hereto), dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                       (i) The Company has been duly incorporated and is validly
                existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus;


                       (ii) The Company has an authorized capitalization as set
                forth in the Prospectus, and all of the issued shares of capital stock of the Company (including the Shares being delivered at such Time of Delivery) have been duly and validly authorized and issued and are fully paid and non-assessable; and the Shares conform to the description of the Stock contained in the Prospectus;

                       (iii) The Company is duly qualified to transact business
                and in good standing under the laws of each other jurisdiction where it owns or leases properties or conducts any business so as to require such qualification, except where the failure to be in good standing would not have a Material Adverse Effect (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions and certificates);

                       (iv) Each of the U.S. Principal Subsidiaries has been
                duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; and, to the best of such counsel's knowledge, all of the issued shares of capital stock of each U.S. Principal Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable, and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances or claims;

                       (v) To such counsel's knowledge and other than as set
                forth in the Prospectus, there are no legal or governmental proceedings pending or overtly threatened against the Company or any of its subsidiaries or involving the Company or any of its subsidiaries or any property of the Company or any of its subsidiaries which would be required to be disclosed in the Prospectus;

                       (vi) This Agreement and the International Underwriting
                Agreement have been duly authorized, executed and delivered by the Company;

                       (vii) The Custody Agreement has been duly authorized,
                executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

                       (viii)The issue and sale of the Optional Shares being
                delivered at such Time of Delivery to be sold by the Company and the compliance by the Company with all of the provisions of this Agreement, the International Underwriting Agreement and the Custody Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, and that is material to the Company and its subsidiaries taken as a whole, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any New York, Delaware corporate or Federal law, rule or regulation (other than foreign and state securities or Blue Sky laws, as to which such counsel expresses no opinion, and other than Federal securities laws, as to which such counsel expresses no opinion except as otherwise set forth herein), or any judgment, writ, injunction, decree, order or ruling of any court or governmental authority binding on the Company of which such counsel is aware;

                       (ix) No consent, approval, authorization, order,
                registration or qualification of or with any New York, Delaware corporate or Federal governmental authority is required for the issue and sale of the Optional Shares or the consummation by the Company of the transactions contemplated by this Agreement, the International Underwriting Agreement and the Custody Agreement, except the registration under the Act of the Shares, the registration under the Exchange Act of the Stock, and such consents, approvals, authorizations, registrations or qualifications as may be required under state or foreign securities or Blue Sky laws as to which such counsel need express no opinion;

                       (x) The statements set forth in the Prospectus under the
                caption "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the Stock, and under the caption, "Certain United States Tax Consequences to Non-United States Holders", insofar as they purport to summarize the provisions of the laws referred to therein, are accurate and correct in all material respects;

                       (xi) The Company is not an "investment company" or an
                entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act;

                       (xii) The documents incorporated by reference in the

                Prospectus (other than the financial statements and related notes, the financial statement schedules and other financial and accounting data therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable and the rules and regulations of the Commission thereunder; and

                       (xiii)The Registration Statement and the Prospectus and
                any further amendments and supplements thereto made by the Company prior to such Time of Delivery (other than the financial statements and related notes, the financial statement schedules and other financial and accounting data included in the Registration Statement or Prospectus, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder.

         In addition, such counsel shall state that it has participated in conferences with directors, officers and other representatives of the Company, various of the Selling Stockholders, representatives of the independent public accountants for the Company, representatives of the Underwriters and representatives of counsel for the Underwriters, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed, and, although such counsel has not independently verified and is not passing upon and assumes no responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus, except to the extent specified in subsection (ix) of this Section 7(c), no facts have come to such counsel's attention which leads such counsel to believe that the Registration Statement (including any documents incorporated by reference therein), on the effective date thereof (or in the case of documents incorporated by reference, when such documents became effective or were filed), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading or that the Prospectus, on the date thereof or on the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel expresses no view with respect to the financial statements and related notes, the financial statement schedules and the other financial and accounting data included in the Registration Statement or Prospectus); and they do not know of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement or the Prospectus which are not filed or described as required.


         In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction outside the United States;

         (d) Debevoise & Plimpton, counsel to Louis Begley, as trustee, u/a/d January 28, 1997, between Ronald S. Lauder, as settlor, and such trustee (the "RSL 4200 Trust"), shall have furnished to you their written opinion (a draft of each such opinion is attached as Annex II(c) hereto), dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                       (i) Such Selling Stockholder validly exists as a trust
                under, and is governed by, the laws of the State of New York; and the trustee of such Selling Stockholder has the requisite power and authority, on behalf of such Selling Stockholder to enter into this Agreement, the International Underwriting Agreement and the Custody Agreement (and if such Selling Stockholder's name on Schedule II hereto is followed by an asterisk, the Power of Attorney), and to consummate the transactions contemplated hereby and thereby in connection with the Firm Shares to be sold by such Selling Stockholder under this Agreement and the International Underwriting Agreement;

                       (ii) The Custody Agreement (and if such Selling
                Stockholder's name on Schedule II hereto is followed by an asterisk, the Power of Attorney) has been duly executed and delivered by such Selling Stockholder and constitutes the valid and binding agreement of such Selling Stockholder in accordance with its terms;

                       (iii) This Agreement and the International Underwriting
                Agreement have been duly executed and delivered by such Selling Stockholder; and the sale by such Selling Stockholder of the Firm Shares to be sold by such Selling Stockholder hereunder and thereunder and the compliance by such Selling Stockholder with all of the obligations of such Selling Stockholder under this Agreement, the International Underwriting Agreement and the Custody Agreement (and if such Selling Stockholder's name on Schedule II hereto is followed by an asterisk, the Power of Attorney) and the consummation by such Selling Stockholder of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which such Selling Stockholder is a party or by which such Selling Stockholder is bound, or to which any of the property or assets of such Selling Stockholder is subject, nor will such action result in any violation of the provisions of any statute or order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over such Selling Stockholder or the property of such Selling Stockholder, except that such counsel need not express any opinion as to compliance with the registration or filing requirements or disclosure provisions of the securities laws of the United States or the securities or Blue Sky laws of any other jurisdiction;

                       (iv) No consent, approval, authorization or order of any
                court or governmental agency or body is required to be obtained by such Selling Stockholder for the consummation by such Selling Stockholder of the transactions contemplated by this Agreement, the International Underwriting Agreement and the Custody Agreement (and if such Selling Stockholder's name on Schedule II hereto is followed by an asterisk, the Power of Attorney) in connection with the Firm Shares to be sold by such Selling Stockholder hereunder or under the International Underwriting Agreement, except such as have been duly obtained and are in full force and effect, the registration of the Firm Shares under the Act, the registration of the Stock under the Exchange Act and such as may be required under state or foreign securities or Blue Sky laws in connection with the purchase and distribution of such Shares by the Underwriters or the International Underwriters;

                       (v) Such Selling Stockholder has full right, power and
                authority to sell, assign, transfer and deliver the Firm Shares to be sold by such Selling Stockholder under this Agreement and the International Underwriting Agreement; and

                       (vi) Upon delivery to the Underwriters by such Selling
                Stockholder (either directly or by an Attorney-in-Fact) of a certificate or certificates for the Firm Shares to be sold by such Selling Stockholder, duly endorsed in blank or accompanied by stock powers duly endorsed in blank, against receipt of the purchase price therefor as provided in this Agreement and the International Underwriting Agreement, such Selling Stockholder will transfer to the Underwriters who have purchased such Firm Shares pursuant to this Agreement and the International Underwriting Agreement valid title to such Firm Shares, free and clear of any security interests, claims, liens, equities or other encumbrances whatsoever, provided that the Underwriters are without notice of any adverse claim, as defined in the Uniform Commercial Code as adopted in the State of New York (the "Code") and are purchasers for value in good faith for purposes of the Code, and that the Underwriters' rights are not limited by subsection (4) of Section 8-302 of the Code.

         In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the laws of the State of New York and the Federal laws of the United States and in rendering its opinion such counsel may rely upon a certificate of such Selling Stockholder in respect of matters of fact as to ownership of, and liens, encumbrances, equities or claims on the Firm Shares sold by such Selling Stockholder, provided that such counsel shall state that they believe that both you and they are justified in relying upon such certificate;

         (e) Debevoise & Plimpton, counsel to The Ronald S. Lauder Foundation shall have furnished to you their written opinion (a draft of such opinion is attached as Annex II(d) hereto), dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                       (i) Such Selling Stockholder is duly incorporated and is
                validly existing as a not-for-profit corporation under the laws of the State of New York, with corporate power and authority to enter into this Agreement, the International Underwriting Agreement and the Custody Agreement (and if such Selling Stockholder's name on Schedule II hereto is followed by an asterisk, the Power of Attorney), and to consummate the transactions contemplated hereby and thereby in connection with the Firm Shares to be sold by such Selling Stockholder under this Agreement and the International Underwriting Agreement;

                       (ii) The Custody Agreement (and if such Selling
                Stockholder's name on Schedule II hereto is followed by an asterisk, the Power of Attorney) has been duly executed and delivered by such Selling Stockholder and constitutes the valid and binding agreement of such Selling Stockholder in accordance with its terms;

                       (iii) This Agreement and the International Underwriting
                Agreement have been duly executed and delivered by such Selling Stockholder; and the sale by such Selling Stockholder of the Firm Shares to be sold by such Selling Stockholder hereunder and thereunder and the compliance by such Selling Stockholder with all of the obligations of such Selling Stockholder under this Agreement, the International Underwriting Agreement and the Custody Agreement (and if such Selling Stockholder's name on
                Schedule II hereto is followed by an asterisk, the Power of Attorney) and the consummation by such Selling Stockholder of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which such Selling Stockholder is a party or by which such Selling Stockholder is bound, or to which any of the property or assets of such Selling Stockholder is subject, nor will such action result in any violation of the provisions of any statute or order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over such Selling Stockholder or the property of such Selling Stockholder, except that such counsel need not express any opinion as to compliance with the registration or filing requirements or disclosure provisions of the securities laws of the United States or the securities or Blue Sky laws of any other jurisdiction;

                       (iv) No consent, approval, authorization or order of any
                court or governmental agency or body is required to be obtained by such Selling Stockholder for the consummation by such Selling Stockholder of the transactions contemplated by this Agreement, the International Underwriting Agreement and the Custody Agreement (and if such Selling Stockholder's name on Schedule II hereto is followed by an asterisk, the Power of Attorney) in connection with the Firm Shares to be sold by such Selling Stockholder hereunder or under the International Underwriting Agreement, except such as have been duly obtained and are in full force and effect, the registration of the Firm Shares under the Act, the registration of the Stock under the Exchange Act and such as may be required under state or foreign securities or Blue Sky laws in connection with the purchase and distribution of such Shares by the Underwriters or the International Underwriters;

                       (v) Such Selling Stockholder has full right, power and
                authority to sell, assign, transfer and deliver the Firm Shares to be sold by such Selling Stockholder under this Agreement and the International Underwriting Agreement; and

                       (vi) Upon delivery to the Underwriters by such Selling
                Stockholder (either directly or by an Attorney-in-Fact) of a certificate or certificates for the Firm Shares to be sold by such Selling Stockholder, duly endorsed in blank or accompanied by stock powers duly endorsed in blank, against receipt of the purchase price therefor as provided in this Agreement and the International Underwriting Agreement, such Selling Stockholder will transfer to the Underwriters who have purchased such Firm Shares pursuant to this Agreement and the International Underwriting Agreement valid title to such Firm Shares, free and clear of any security interests, claims, liens, equities or other encumbrances whatsoever, provided that the Underwriters are without notice of any adverse claim, as defined in the Code and are purchasers for value in good faith for purposes of the Code, and that the Underwriters' rights are not limited by subsection (4) of Section 8-302 of the Code.

         In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the laws of the State of New York and the Federal laws of the United States and in rendering its opinion such counsel may rely upon a certificate of such Selling Stockholder in respect of matters of fact as to ownership of, and liens, encumbrances, equities or claims on the Firm Shares sold by such Selling Stockholder, provided that such counsel shall state that they believe that both you and they are justified in relying upon such certificate;

         (f) Weil, Gotshal & Manges LLP, counsel to (i) [ ] and [ ], as trustees, u/a/d __________, between Leonard A. Lauder, as settlor, and such trustees (the "LAL 4000 Trust"), (ii) [ ] and [ ], as trustees, u/a/d _________, between Leonard A. Lauder, as settlor, and such trustees (the "LAL 4001 Trust"),
(iii) [ ] and [ ], as trustees, u/a/d ___________, between Leonard A. Lauder and Gary Lauder, as settlors, and such trustees (the "L and G Trust"), and (iv) [ ] and [ ], as trustees, u/a/d _____________, between William P. Lauder, as settlor, and such trustees (the "WPL 3800 Trust"), shall have furnished to you their written opinion (a draft of such opinion is attached as Annex II(e) hereto), with respect to each of the Selling Stockholders for whom they are acting as counsel, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                       (i) Such Selling Stockholder validly exists as a trust
                under, and is governed by, the laws of the State of ___________________; and the trustee(s) has (have) the requisite power and authority, on behalf of such Selling Stockholder to enter into this Agreement, the International Underwriting Agreement and the Custody Agreement (and if such Selling Stockholder's name on Schedule II hereto is followed by an asterisk, the Power of Attorney), and to consummate the transactions contemplated hereby and thereby in connection with the Firm Shares to be sold by such Selling Stockholder under this Agreement and the International Underwriting Agreement;

                       (ii) The Custody Agreement (and if such Selling
                Stockholder's name on Schedule II hereto is followed by an asterisk, the Power of Attorney) has been duly executed and delivered by such Selling Stockholder and constitutes the valid and binding agreement of such Selling Stockholder in accordance with its terms;

                       (iii) This Agreement and the International Underwriting
                Agreement have been duly executed and delivered by or on behalf of such Selling Stockholder; and the sale of the Firm Shares to be sold by such Selling Stockholder hereunder and thereunder and the compliance by such Selling Stockholder with all of the obligations of such Selling Stockholder under this Agreement, the International Underwriting Agreement and the Custody Agreement (and, if such Selling Stockholder's name on Schedule II hereto is followed by an asterisk, the Power of Attorney) and the consummation by such Selling Stockholder of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the property or assets of such Selling Stockholder is subject, nor will such action result in any violation of the provisions of any New York, Delaware corporate or Federal law, rule or regulation known to such counsel (other than foreign and state securities or Blue Sky laws, as to which such counsel expresses no opinion, and other than Federal securities laws, as to which such counsel expresses no opinion except as otherwise set forth herein), or any judgment, writ, injunction, decree, order or ruling of any court or governmental authority binding on such Selling Stockholder of which such counsel is aware;

                       (iv) No consent, approval, authorization or order of any
                New York, Delaware corporate or Federal governmental agency or body is required to be obtained by such Selling Stockholder for the consummation by such Selling Stockholder of the transactions contemplated by this Agreement, the International Underwriting Agreement and the Custody Agreement (and if such Selling Stockholder's name on Schedule II hereto is followed by an asterisk, the Power of Attorney) or, in connection with the Firm Shares to be sold by such Selling Stockholder hereunder or under the International Underwriting Agreement, except such as have been duly obtained and are in full force and effect, the registration of the Firm Shares under the Act, the registration of the Stock under the Exchange Act, and such as may be required under state or foreign securities or Blue Sky laws in connection with the purchase and distribution of such Firm Shares by the Underwriters or the International Underwriters (as to which such counsel need express no opinion);

                       (v) Such Selling Stockholder has full right, power and
                authority to sell, assign, transfer and deliver the Firm Shares to be sold by such Selling Stockholder under this Agreement and the International Underwriting Agreement; and

                       (vi) Upon delivery to the Underwriters by such Selling
                Stockholder (either directly or by an Attorney-in-Fact) of a certificate or certificates for the Firm Shares to be sold by such Selling Stockholder, duly endorsed in blank or accompanied by stock powers duly endorsed in blank, against receipt of the purchase price therefor as provided in this Agreement and the International Underwriting Agreement, such Selling Stockholder will transfer to the Underwriters who have purchased such Firm Shares pursuant to this Agreement and the International Underwriting

                Agreement valid title to such Firm Shares, free and clear of any security interests, claims, liens, equities or other encumbrances whatsoever, provided that the Underwriters are without notice of any adverse claim, as such term is used in
                Section 8-302 of the Code and are purchasers for value in good faith for purposes of the Code, and that the Underwriters' rights are not limited by subsection (4) of Section 8-302 of the Code.

                In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction outside the United States and in rendering the opinion in subparagraph (vi) such counsel may rely upon a certificate of such Selling Stockholder in respect of matters of fact as to ownership of, and liens, encumbrances, equities or claims on the Firm Shares sold by such Selling Stockholder, provided that such counsel shall state that they believe that both you and they are justified in relying upon such certificate;

         (g) Weil, Gotshal & Manges LLP, counsel to Leonard A. Lauder and Gary
M. Lauder, each in his capacity as a Selling Stockholder, shall have furnished to you their written opinion (a draft of such opinion is attached as Annex II(f) hereto), with respect to each of the Selling Stockholders for whom they are acting as counsel, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                       (i) The Custody Agreement (and if such Selling
                Stockholder's name on Schedule II hereto is followed by an asterisk, the Power of Attorney) has been duly executed and delivered by such Selling Stockholder and constitutes the valid and binding agreement of such Selling Stockholder in accordance with its terms;

                       (ii) This Agreement and the International Underwriting
                Agreement have been duly executed and delivered by or on behalf of such Selling Stockholder; and the sale of the Firm Shares to be sold by such Selling Stockholder hereunder and thereunder and the compliance by such Selling Stockholder with all of the obligations of such Selling Stockholder under this Agreement, the International Underwriting Agreement and the Custody Agreement (and, if such Selling Stockholder's name on Schedule II hereto is followed by an asterisk, the Power of Attorney) and the consummation by such Selling Stockholder of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the property or assets of such Selling Stockholder is subject, nor will such action result in any violation of the provisions of any New York, Delaware corporate or Federal law, rule or regulation known to such counsel (other than foreign and state securities or Blue Sky laws, as to which such counsel expresses no opinion, and other than Federal securities laws, as to which such counsel expresses no opinion except as otherwise set forth herein), or any judgment, writ, injunction, decree, order or ruling of any court or governmental authority binding on such Selling Stockholder of which such counsel is aware;

                       (iii) No consent, approval, authorization or order of any
                New York, Delaware corporate or Federal governmental agency or body is required to be obtained by such Selling Stockholder for the consummation by such Selling Stockholder of the transactions contemplated by this Agreement, the International Underwriting Agreement and the Custody Agreement (and if such Selling Stockholder's name on Schedule II hereto is followed by an asterisk, the Power of

                Attorney) or, in connection with the Firm Shares to be sold by such Selling Stockholder hereunder or under the International Underwriting Agreement, except such as have been duly obtained and are in full force and effect, the registration of the Firm Shares under the Act, the registration of the Stock under the Exchange Act, and such as may be required under state or foreign securities or Blue Sky laws in connection with the purchase and distribution of such Firm Shares by the Underwriters or the International Underwriters (as to which such counsel need express no opinion);

                       (iv) Such Selling Stockholder has full right, power and
                authority to sell, assign, transfer and deliver the Firm Shares to be sold by such Selling Stockholder under this Agreement and the International Underwriting Agreement; and

                       (v) Upon delivery to the Underwriters by such Selling
                Stockholder (either directly or by an Attorney-in-Fact) of a certificate or certificates for the Firm Shares to be sold by such Selling Stockholder, duly endorsed in blank or accompanied by stock powers duly endorsed in blank, against receipt of the purchase price therefor as provided in this Agreement and the International Underwriting Agreement, such Selling Stockholder will transfer to the Underwriters who have purchased such Firm Shares pursuant to this Agreement and the International Underwriting Agreement valid title to such Firm Shares, free and clear of any security interests, claims, liens, equities or other encumbrances whatsoever, provided that the Underwriters are without notice of any adverse claim, as such term is used in
                Section 8-302 of the Code and are purchasers for value in good faith for purposes of the Code, and that the Underwriters' rights are not limited by subsection (4) of Section 8-302 of the Code.


                In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction outside the United States and in rendering the opinion in subparagraph (v) such counsel may rely upon a certificate of such Selling Stockholder in respect of matters of fact as to ownership of, and liens, encumbrances, equities or claims on the Firm Shares sold by such Selling Stockholder, provided that such counsel shall state that they believe that both you and they are justified in relying upon such certificate;

         (h) Patterson, Belknap, Webb & Tyler, LLP, counsel to Aerin Lauder and Jane Lauder, each in her capacity as a Selling Stockholder, shall have furnished to you their written opinion (a draft of each such opinion is attached as Annex II(g) hereto) with respect to each of the Selling Stockholders for whom they are acting as counsel, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                       (i) The Custody Agreement (and if such Selling
                Stockholder's name on Schedule II hereto is followed by an asterisk, the Power of Attorney) has been duly executed and delivered by such Selling Stockholder and constitutes the valid and binding agreement of such Selling Stockholder in accordance with its terms;

                       (ii) This Agreement and the International Underwriting
                Agreement have been duly executed and delivered by such Selling Stockholder; and the sale by such Selling Stockholder of the Firm Shares to be sold by such Selling Stockholder hereunder and thereunder and the compliance by such Selling Stockholder with all of the obligations of such Selling Stockholder under this Agreement, the International Underwriting Agreement and the Custody Agreement (and if such Selling Stockholder's name on
                Schedule II hereto is followed by an asterisk, the Power of Attorney) and the consummation by such Selling Stockholder of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which such Selling Stockholder is a party or by which such Selling Stockholder is bound, or to which any of the property or assets of such Selling Stockholder is subject, nor will such action result in any violation of the provisions of any statute or order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over such Selling Stockholder or the property of such Selling Stockholder, except that such counsel need not express any opinion as to compliance with the registration or filing requirements or disclosure provisions of the securities laws of the United States or the securities or Blue Sky laws of any other jurisdiction;

                       (iii) No consent, approval, authorization or order of any
                court or governmental agency or body is required to be obtained by such Selling Stockholder for the consummation by such Selling Stockholder of the transactions contemplated by this Agreement, the International Underwriting Agreement and the Custody Agreement (and if such Selling Stockholder's name on Schedule II hereto is followed by an asterisk, the Power of Attorney) in connection with the Firm Shares to be sold by such Selling Stockholder hereunder or under the International Underwriting Agreement, except such as have been duly obtained and are in full force and effect, the registration of the Firm Shares under the Act, the registration of the Stock under the Exchange Act and such as may be required under state or foreign securities or Blue Sky laws in connection with the purchase and distribution of such Shares by the Underwriters or the International Underwriters;

                       (iv) Such Selling Stockholder has full right, power and
                authority to sell, assign, transfer and deliver the Firm Shares to be sold by such Selling Stockholder under this Agreement and the International Underwriting Agreement; and

                       (v) Upon delivery to the Underwriters by such Selling
                Stockholder (either directly or by an Attorney-in-Fact) of a certificate or certificates for the Firm Shares to be sold by such Selling Stockholder, duly endorsed in blank or accompanied by stock powers duly endorsed in blank, against receipt of the purchase price therefor as provided in this Agreement and the International Underwriting Agreement, such Selling Stockholder will transfer to the Underwriters who have purchased such Firm Shares pursuant to this Agreement and the International Underwriting Agreement valid title to such Firm Shares, free and clear of any security interests, claims, liens, equities or other encumbrances whatsoever, provided that the Underwriters are without notice of any adverse claim, as defined in the Code and are purchasers for value in good faith for purposes of the Code, and that the Underwriters' rights are not limited by subsection (4) of Section 8-302 of the Code.

         In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the laws of the State of New York and the Federal laws of the United States and in rendering its opinion such counsel may rely upon a certificate of such Selling Stockholder in respect of matters of fact as to ownership of, and liens, encumbrances, equities or claims on the Firm Shares sold by such Selling Stockholder, provided that such counsel shall state that they believe that both you and they are justified in relying upon such certificate;

         (i) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the

Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, Arthur Andersen & Co., LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto (the executed copy of the letter delivered prior to the execution of this Agreement is attached as Annex I(a) hereto and a draft of the form of letter to be delivered on the effective date of any post-effective amendment to the Registration Statement and as of each Time of Delivery is attached as Annex I(b) hereto);

         (j) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and
(ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity, results of operations, or Intellectual Property of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in Clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

         (k) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the Exchange; (ii) a suspension or material limitation in trading in the Company's securities on the Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (iv) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

         (l) The Shares to be sold by the Company and the Selling Stockholders at such Time of Delivery shall have been duly listed, subject to notice of issuance, on the Exchange;

         (m) The Company shall have obtained and delivered to the Underwriters executed copies of an agreement from all Lauder Family Members which own shares of Common Stock (other than The Lauder Foundation), from each trustee of a trust that is a Lauder Family Member and from Morgan Guaranty Trust Company of New York, to the effect set forth in Subsection 1(b)(vi) hereof in form and substance satisfactory to you;

         (n) The Company and the Selling Stockholders shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company and of the Selling Stockholders, respectively, satisfactory to you as to the accuracy of the representations and warranties of the Company and the Selling Stockholders, respectively, herein at and as of such Time of Delivery, as to the performance by the Company and the Selling Stockholders of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, and as to such other matters as you may reasonably request, and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a) and (j) of this
Section 7, and as to such other matters as you may reasonably request;

         (o) The Company shall have complied with the provisions of Section 5(d) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement; and

         (p) Each of the Selling Stockholders shall have delivered to the Underwriters certificates required by Treasury Regulation section 1.1445-2(b)(2) in order to avoid withholding of tax under Section 1445 of the Internal Revenue Code of 1986, as amended.

         8. (a) The Company and each of the Selling Stockholders, jointly and severally, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company and the Selling Stockholders shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Goldman, Sachs & Co. expressly for use therein. Notwithstanding the provisions of this subsection (a), no Selling Stockholder shall be required to pay an amount in excess of the gross proceeds received by such Selling Stockholder from the Shares sold by it hereunder.


         (b) Each Underwriter will indemnify and hold harmless the Company and each Selling Stockholder against any losses, claims, damages or liabilities to which the Company or such Selling Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Goldman, Sachs & Co. expressly for use therein; and will reimburse the Company and each Selling Stockholder for any legal or other expenses reasonably incurred by the Company or such Selling Stockholder in connection with investigating or defending any such action or claim as such expenses are incurred.

         (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (which shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

         (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Shares purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholders on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, each of the Selling Stockholders and each of the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

         (e) The obligations of the Company and the Selling Stockholders under this Section 8 shall be in addition to any liability which the Company and the respective Selling Stockholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company or any Selling Stockholder within the meaning of the Act.

         9. (a) If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then the Company and the Selling Stockholders shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company and the Selling Stockholders that you have so arranged for the purchase of such Shares, or the Company and the Selling Stockholders notify you that they have so arranged for the purchase of such Shares, you or the Company and the Selling Stockholders shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

         (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company and the Selling Stockholders as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of all of the Shares to be purchased at such Time of Delivery, then the Company and the Selling Stockholders shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.


         (c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company and the Selling Stockholders as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds one-eleventh of the aggregate number of all of the Shares to be purchased at such Time of Delivery, or if the Company and the Selling Stockholders shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then the obligations of the Underwriters to purchase and of the Company and, if applicable, any Selling Stockholders to sell the Shares to be sold at such Time of Delivery shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company or the Selling Stockholders, except for the expenses to be borne by the Company and the Selling Stockholders and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         10. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Selling Stockholders and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any of the Selling Stockholders, or any officer or director or controlling person of the Company, or any controlling person of any Selling Stockholder, and shall survive delivery of and payment for the Shares.

         11. If this Agreement shall be terminated pursuant to Section 9 hereof, neither the Company nor the Selling Stockholders shall then be under any liability to any Underwriter except as provided in Sections 6 and 8 hereof; but, if for any other reason any Shares are not delivered by or on behalf of the Company and the Selling Stockholders as provided herein, the Company and each of the Selling Stockholders pro rata (based on the number of Shares to be sold by the Company and such Selling Stockholder hereunder), will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company and the Selling Stockholders shall then be under no further liability to any Underwriter in respect of the Shares not so delivered except as provided in Sections 6 and 8 hereof.

         12. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by Goldman, Sachs & Co. on behalf of you as the representatives; and in all dealings with any Selling Stockholder hereunder, you and the Company shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of such Selling Stockholder made or given by any or all of the Attorneys-in-Fact for such Selling Stockholder.

         All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the representatives in care of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention: Registration Department; if to any Selling Stockholder shall be delivered or sent by mail, telex or facsimile transmission to counsel for such Selling Stockholder at its address set forth in Schedule II hereto; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: General Counsel; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire or telex constituting such Questionnaire, which address will be supplied to the Company or the Selling Stockholders by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

         13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and the Selling Stockholders and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company, any Selling Stockholder or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

         14. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

         15. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         If the foregoing is in accordance with your understanding, please sign and return to us ten counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Company and each of the Selling Stockholders. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters (U.S. Version), the form of which shall be submitted to the Company and the Selling Stockholders for examination upon request, but without warranty on your part as to the authority of the signers thereof.

         Any person executing and delivering this Agreement as Attorney-in-Fact for a Selling Stockholder represents by so doing that he has been duly appointed as Attorney-in-Fact by such Selling Stockholder pursuant to a validly existing and binding Power of Attorney which authorizes such Attorney-in-Fact to take such action.


                                            Very truly yours,

                                            THE ESTEE LAUDER COMPANIES INC.

                                            By:
                                                -------------------------------
                                                Leonard A. Lauder
                                                Chief Executive Officer



                                                [Selling Stockholders]




Accepted as of the date hereof:

Goldman, Sachs & Co.
Dillon, Read & Co. Inc.
Merrill Lynch, Pierce, Fenner & Smith
               Incorporated
J.P. Morgan Securities Inc.


By:
     --------------------------------------
              (Goldman, Sachs & Co.)
     On behalf of each of the Underwriters

                                  SCHEDULE I

                                                                                              Number of Optional
                                                                                                 Shares to be
                                                                         Total Number of         Purchased if
                                                                           Firm Shares          Maximum Option
                             Underwriter                                 to be Purchased          Exercised
                             -----------                               -------------------   -------------------
Goldman, Sachs & Co................................................
Dillon, Read & Co. Inc.
Merrill Lynch, Pierce, Fenner & Smith
              Incorporated.........................................
J.P. Morgan Securities Inc.........................................
                                                                       -------------------   -------------------
           Total...................................................          4,532,000                 679,800
                                                                       ===================   ===================


                                  SCHEDULE II

                                                                       ANNEX I


                            FORM OF COMFORT LETTER OF

                           ARTHUR ANDERSEN & CO., LLP

         Pursuant to Section 7(i) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

                (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

                (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included or incorporated by reference in the Prospectus or the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been separately furnished to the representatives of the Underwriters (the "Representatives");

                (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included in the Company's quarterly report on Form 10-Q incorporated by reference into the Prospectus as indicated in their reports thereon copies of which have been separately furnished to the Representatives; and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

                (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the

         Company for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Company's Annual Report on Form 10-K for the most recent fiscal year incorporated by reference into the Prospectus agrees with the corresponding amounts (after restatements where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in the Company's Annual Report on Form 10-K for such fiscal years;

                (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302, 402 and 503(d), respectively, of Regulation S-K;

                (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements incorporated by reference into the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                       (A) (i) the unaudited consolidated statements of income,
                consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows incorporated by reference into the Prospectus for them to be in conformity with generally accepted accounting principles;

                       (B) any other unaudited income statement data and balance
                sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                       (C) the unaudited financial statements which were not
                included in the Prospectus but from which were derived any unaudited condensed financial statements referred to in Clause
                (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                       (D) any unaudited pro forma consolidated condensed
                financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                       (E) as of a specified date not more than five days prior
                to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference into the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                       (F) for the period from the date of the latest financial
                statements included or incorporated by reference into the Prospectus to the specified date referred to in Clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for decreases or increases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                (vii) In addition to the examination referred to in their report(s) included or incorporated by reference into the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives, which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference), or in
         Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

                         THE ESTEE LAUDER COMPANIES INC.

                              Class A Common Stock

                           (par value $.01 per share)

                             Underwriting Agreement
                             (International Version)

                                                             February __, 1997

Goldman Sachs International,
Dillon, Read & Co. Inc.,
Merrill Lynch International,
J.P. Morgan Securities Ltd.
   As representatives of the several Underwriters
     named in Schedule I hereto,
c/o Goldman Sachs International,
Peterborough Court,
133 Fleet Street,
London EC4A 2BB, England.

Ladies and Gentlemen:

         Certain stockholders of the Estee Lauder Companies Inc., a Delaware corporation (the "Company"), named in Schedule II hereto (the "Selling Stockholders"), propose, subject to the terms and conditions stated herein, to sell to the Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of 1,133,000 shares of Class A Common Stock, par value $.01 per share ("Stock"), of the Company and the Company proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters at their election an aggregate of 169,950 shares of Stock. The 1,133,000 shares to be sold by the Selling Stockholders are herein called the "Firm Shares" and the 169,950 additional shares to be sold by the Company are herein called the "Optional Shares". The Firm Shares and the Optional Shares that the Underwriters elect to purchase pursuant to Section 2 hereof are herein collectively called, the "Shares".

         It is understood and agreed to by all parties that the Company and the Selling Stockholders are concurrently entering into an agreement, a copy of which is attached hereto (the "U.S. Underwriting Agreement"), providing for the sale by the Selling Stockholders and, with respect to the overallotment option thereunder, by the Company, of up to a total of 5,211,800 shares of Stock (the "U.S. Shares"), including the overallotment option thereunder, through arrangements with certain underwriters in the United States (the "U.S. Underwriters"), for whom Goldman, Sachs & Co., Dillon, Read & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities Inc. are acting as representatives. Anything herein or therein to the contrary notwithstanding, the respective closings under this Agreement and the U.S. Underwriting Agreement are hereby expressly made conditional on one another. The

Underwriters hereunder and the U.S. Underwriters are simultaneously entering into an Agreement between U.S. and International Underwriting Syndicates (the "Agreement between Syndicates") which provides, among other things, for the transfer of shares of Stock between the two syndicates. Two forms of prospectus are to be used in connection with the offering and sale of shares of Stock contemplated by the foregoing, one relating to the Shares hereunder and the other relating to the U.S. Shares. The latter form of prospectus will be identical to the former except for certain substitute pages as included in the registration statement and amendments thereto as mentioned below. Except as used in Sections 2, 3, 4, 10 and 12 herein, and except as context may otherwise require, references hereinafter to the Shares shall include all of the shares of Stock which may be sold pursuant to either this Agreement or the U.S. Underwriting Agreement, and references herein to any prospectus whether in preliminary or final form, and whether as amended or supplemented, shall include both the U.S. and the international versions thereof.

         In addition, this Agreement incorporates by reference certain provisions from the U.S. Underwriting Agreement (including the related definitions of terms, which are also used elsewhere herein) and, for purposes of applying the same, references (whether in these precise words or their equivalent) in the incorporated provisions to the "Underwriters" shall be to the Underwriters hereunder, to the "Shares" shall be to the Shares hereunder as just defined, to "this Agreement" (meaning therein the U.S. Underwriting Agreement) shall be to this Agreement (except where this Agreement is already referred to or as the context may otherwise require) and to the representatives of the Underwriters or to Goldman, Sachs & Co. shall be to the addressees of this Agreement and to Goldman Sachs International ("GSI"), and, in general, all such provisions and defined terms shall be applied mutatis mutandis as if the incorporated provisions were set forth in full herein having regard to their context in this Agreement as opposed to the U.S. Underwriting Agreement.

         1. The Company and each of the several Selling Stockholders hereby make to the Underwriters the same respective representations, warranties and agreements as are set forth in Section 1 of the U.S. Underwriting Agreement, which Section is incorporated herein by this reference.

         2. Subject to the terms and conditions herein set forth, (a) the Company and each of the Selling Stockholders agree, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company and each of the Selling Stockholders, at a purchase price per share of $____, the number of Firm Shares (to be adjusted by you so as to eliminate fractional shares) determined by multiplying the aggregate number of Firm Shares to be sold by each of the Selling Stockholders as set forth opposite their respective names in Schedule II hereto by a fraction, the numerator of which is the aggregate number of Firm Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the aggregate number of Firm Shares to be purchased by all the Underwriters from the Company and all the Selling Stockholders hereunder and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase

Optional Shares as provided below, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the purchase price per share set forth in clause (a) of this Section 2, that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction the numerator of which is the maximum number of Optional Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Shares that all of the Underwriters are entitled to purchase hereunder.

         The Company hereby grants to the Underwriters the right to purchase at their election up to 169,950 Optional Shares, at the purchase price per share set forth in the paragraph above, for the sole purpose of covering overallotments in the sale of the Firm Shares. Any such election to purchase Optional Shares may be exercised only by written notice from you to the Company, given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless you and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

         3. Upon the authorization by GSI of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus and in the forms of Agreement among Underwriters (International Version) and Selling Agreements, which have been previously submitted to the Company by you. Each Underwriter hereby makes to and with the Company and the Selling Stockholders the representations and agreements of such Underwriter as a member of the selling group contained in Sections 3(d), 3(e) and 3(f) of the form of Selling Agreements.

         4. (a) The Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as Goldman, Sachs & Co. may request upon at least forty-eight hours' prior notice to the Company shall be delivered by or on behalf of the Company to Goldman, Sachs & Co., through the facilities of The Depository Trust Company ("DTC"), for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer, payable to the order of the Company in Federal (same day) funds. The Company will cause the certificates representing the Shares to be made available for checking and packaging at least twenty-four hours prior to each Time of Delivery with respect thereto at the office of Goldman, Sachs & Co. or DTC or its designated custodian, as the case may be (the "Designated Office"). The time and date of such delivery and payment shall be (i) with respect to the Firm Shares, 9:30 a.m., New York City time, on ____________, 1997 on such other time and date as Goldman, Sachs & Co. and the Company may agree upon in writing, and (ii) with respect to the Optional Shares, 9:30 a.m., New York City time, on the date specified by Goldman, Sachs & Co. in the written notice given by Goldman, Sachs & Co. of the Underwriters' election to purchase such Optional Shares, or such other time and date as Goldman, Sachs & Co. and the Company may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the "First Time of Delivery", such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery".

         (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 of the U.S. Underwriting Agreement, including the cross-receipt for the Shares and any additional documents requested by the Underwriters pursuant to Section 7(k) of the U.S. Underwriting Agreement, will be delivered at the offices of Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, New York 10153 (the "Closing Location"), and the Shares will be delivered at the Designated Office, all at each Time of Delivery. A meeting will be held at the Closing Location at 2:00.p.m., New York City time, on the New York Business Day next preceding each Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business
Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

         5. The Company hereby makes with the Underwriters the same agreements as are set forth in Section 5 of the U.S. Underwriting Agreement, which Section is incorporated herein by this reference.

         6. The Company, each of the Selling Stockholders, and the Underwriters hereby agree with respect to certain expenses on the same terms as are set forth in Section 6 of the U.S. Underwriting Agreement, which Section is incorporated herein by this reference.

         7. Subject to the provisions of the Agreement between Syndicates, the obligations of the Underwriters hereunder, as to the Shares to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and of the Selling Stockholders herein are, at and as of such Time of Delivery, true and correct, the condition that the Company and the Selling Stockholders shall have performed all of its and their obligations hereunder theretofore to be performed, and additional conditions identical to those set forth in Section 7 of the U.S. Underwriting Agreement, which Section is incorporated herein by this reference.

         8. (a) The Company and each of the Selling Stockholders, jointly and severally, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Securities Act of 1933, as amended (the "Act") or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company and the Selling Stockholders shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through GSI expressly for use therein. Notwithstanding the provisions of this subsection (a), no Selling Stockholder shall be required to pay an amount in excess of the gross proceeds received by such Selling Stockholder from the Shares sold by it hereunder.

         (b) Each Underwriter will indemnify and hold harmless the Company and each Selling Stockholder against any losses, claims, damages or liabilities to which the Company or such Selling Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or
                                       4
supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through GSI expressly for use therein; and will reimburse the Company and each Selling Stockholder for any legal or other expenses reasonably incurred by the Company or such Selling Stockholder in connection with investigating or defending any such action or claim as such expenses are incurred.

         (c) Promptly after receipt by an indemnified party under subsection (a) or (b)` above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

         (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Shares purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholders on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, each of the Selling Stockholders and each of the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

         (e) The obligations of the Company and the Selling Stockholders under this Section 8 shall be in addition to any liability which the Company and the respective Selling Stockholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company or any Selling Stockholder within the meaning of the Act.

         9. (a) If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then the Company and the Selling Stockholders shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company and the Selling Stockholders that you have so arranged for the purchase of such Shares, or the Company and the Selling Stockholders notify you that they have so arranged for the purchase of such Shares, you or the Company and the Selling Stockholders shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

         (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company and the Selling Stockholders as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, then the Company and the Selling Stockholders shall have the right to require each non-defaulting Underwriter to purchase the number of shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         (c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company and the Selling Stockholders as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, or if the Company and the Selling Stockholders shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then the obligations of the Underwriters to purchase and of the Company and, if applicable, any Selling Stockholders to sell the Shares to be sold at such Time of Delivery shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company or the Selling Stockholders, except for the expenses to be borne by the Company and the Selling Stockholders and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 and 9 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         10. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Selling Stockholders and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company or any of the Selling Stockholders, or any officer or director or controlling person of the Company or any controlling person of any Selling Stockholders, and shall survive delivery of and payment for the

Shares.

         11. If this Agreement shall be terminated pursuant to Section 10 hereof, neither the Company nor the Selling Stockholders shall then be under any liability to any Underwriter except as provided in Sections 6, 8 and 9 hereof; but, if for any other reason, any Shares are not delivered by or on behalf of the Company and the Selling Stockholders as provided herein, the Company and each of the Selling Stockholders pro rata (based on the number of Shares to be sold by the Company and such Selling Stockholder hereunder),will reimburse the Underwriters through GSI for all out-of-pocket expenses approved in writing by GSI, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company and the Selling Stockholders shall then be under no further liability to any Underwriter in respect of the Shares not so delivered except as provided in Sections 6, 8 and 9 hereof.

         12. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by GSI; and in all dealings with any Selling Stockholder hereunder, you and the Company shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of such Selling Stockholder made or given by any or all of the Attorneys-in-Fact for such Selling Stockholder.

         All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the

Underwriters in care of GSI, Peterborough Court, 133 Fleet Street, London EC4A 2BB, England, Attention: Equity Capital Markets, Telex No. 94012165, facsimile transmission No. (071) 774-1550; if to any Selling Stockholder shall be delivered or sent by mail, telex or facsimile transmission to counsel for such Selling Stockholder at its address set forth in Schedule II hereto; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement,
Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company or the Selling Stockholders by GSI upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

         13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and the Selling Stockholders and, to the extent provided in Sections 8, 9 and 11 hereof, the officers and directors of the Company and each person who controls the Company, any Selling Stockholder or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

         14. Time shall be of the essence of this Agreement.

         15. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, United States of America.

         16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         If the foregoing is in accordance with your understanding, please sign and return to us 10 counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Company and each of the Selling Stockholders. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters (International Version), the form of which shall be furnished to the Company and the Selling Stockholders for examination upon request, but without warranty on your part as to the authority of the signers thereof.

         Any person executing and delivering this Agreement as Attorney-in-Fact for a Selling Stockholder represents by so doing that he has been duly appointed as Attorney-in-Fact by such Selling Stockholder pursuant to a validly existing and binding Power of Attorney which authorizes such Attorney-in-Fact to take such action.

                                            Very truly yours,

                                            THE ESTEE LAUDER COMPANIES INC.

                                            By:
                                               ------------------------------
                                                Leonard A. Lauder
                                                Chief Executive Officer



                                                [Selling Stockholders]




Accepted as of the date hereof:

Goldman Sachs International
Dillon, Read & Co. Inc.
Merrill Lynch International
J.P. Morgan Securities Ltd.

By: Goldman Sachs International

By:
     ------------------------------
          (Attorney-in-fact)

On behalf of each of the Underwriters

                                   SCHEDULE I

                                                                                              Number of Optional
                                                                                                 Shares to be
                                                                         Total Number of         Purchased if
                                                                           Firm Shares          Maximum Option
                             Underwriter                                 to be Purchased          Exercised
                             -----------                                 ---------------     -------------------
Goldman Sachs International........................................
Dillon, Read & Co. Inc.............................................
Merrill Lynch International........................................
J.P. Morgan Securities Ltd.........................................
                                                                       --------------       ------------------
         Total......................................................       1,133,000                 169,950
                                                                       ==============       ==================


                                   SCHEDULE II